BRINSON CASH RESERVES FUND                                     SEMIANNUAL REPORT


Dear Shareholder,                                              December 17, 2001

We present you with the semiannual report for Brinson Cash Reserves Fund for the six months ended October 31, 2001.


MARKET REVIEW

[GRAPHIC] The six months ended October 31, 2001 was a particularly challenging period for the U.S. economy. Throughout the summer, businesses continued a dismal run of lowered spending, reduced profits and falling stock prices. The terrorist attacks of September 11 and the ensuing uncertainty connected to involvement of U.S. troops overseas, exacerbated pre-existing turbulent economic conditions. Consumer confidence, which had remained strong through the summer, fell as layoffs increased and business spending shriveled. Before September, some economists were hoping the economy would avoid a recession by the slimmest of margins. In fact, the real gross domestic product (GDP) grew only an anemic 0.3% during the second quarter. At the end of the fiscal period, the question was not whether we would avoid a recession, but how long and how severe it would be.

     Preliminary GDP estimates show a decrease of 1.1% for the third quarter. Travel-related industries, particularly airlines and lodging, suffered a severe downturn in the third quarter as consumer spending virtually stopped cold. The Federal Reserve (the "Fed") continued its attempt to stimulate the economy, reducing the Fed Funds rate an unprecedented 11 times in 2001 (including two cuts following the end of the fiscal period) to 1.75%. This economic activity affected short-term money market instruments acutely, as short-term yields fell along with interest rates. This effect on yield is striking, considering that only a year ago, short-term money market rates were at their highest in a decade. Toward the end of the period, stock markets rallied, perhaps signaling the bottom or near-bottom of the economic downturn.


[SIDENOTE]

BRINSON CASH RESERVES FUND

INVESTMENT GOAL:
Provide as high a level of current interest income as is consistent with maintaining liquidity and principal stability.

PORTFOLIO MANAGER:
Susan P. Ryan
Brinson Advisors, Inc.

COMMENCEMENT:
February 14, 2000

DIVIDEND PAYMENTS:
Monthly

PERFORMANCE AND PORTFOLIO REVIEW

YIELD AND CHARACTERISTICS              10/31/01                4/30/01
-----------------------------------------------------------------------
Current Seven-Day Average Yield(1)        2.49%                  4.46%
Effective Seven-Day Average Yield(1)      2.52%                  4.56%
Weighted Average Maturity               74 days                57 days
Net Assets (mm)                          $353.6                 $349.8
-----------------------------------------------------------------------

(1) Yields will fluctuate.

SECTOR ALLOCATION*                  10/31/01                                             4/30/01
------------------------------------------------------------------------------------------------
Commercial Paper                      36.0%     Commercial Paper                           65.4%

U.S. Government Agency                30.8      U.S. Government Agency                     11.4

Certificates of Deposit               15.6      Short-Term Corporate Obligations           10.6

Short-Term Corporate Obligations       9.1      Certificates of Deposit                     6.3

Money Market Funds                     7.2      Money Market Funds                          3.2

Bank Notes                             1.1      Bank Notes                                  2.6

Other Assets in Excess of Liabilities  0.2      Bankers Acceptance                          0.3

                                                Other Assets in Excess of Liabilities       0.2
------------------------------------------------------------------------------------------------
Total                                100.0%     Total                                     100.0%

*Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.


HIGHLIGHTS

[GRAPHIC] The Fund's seven-day average yield dropped significantly during the six months ended October 31, 2001. However, as short-term yields fell along with interest rates during the period, the Fund's yield was competitive with its peers. During the period, the yield curve (the difference in yield between short-term and long-term debt) widened significantly--short-term debt yields dropped in line with interest rates, while long-term yields did not decline as sharply. Interestingly, the very shortest-term debt--instruments that range from overnights to one-month notes--are offering yields in line with one-year notes. Thus, we continue to employ a barbell strategy, investing in the shortest and longest ends of the one-year range for maximum potential results.

     Seeking the highest quality possible for the portfolio, we significantly reduced our holdings in commercial paper, with the percentage of net assets in this sector falling from 65.4% to 36.0% during the six months ended October 31, 2001. Our position in U.S. government agency securities grew from 11.4% to 30.8% of net assets, as we emphasized quality and relative safety. On the corporate front, we continue to focus on companies with top credit ratings, taking pains to avoid any company that may struggle with debt during these times.


[SIDENOTE]

HOW THE FED INFLUENCES
FIXED INCOME YIELDS

The Federal Reserve (the "Fed") conducts the nation's monetary policy and regulates its member banks in order to achieve a flexible and stable economy. The Fed focuses its efforts on managing economic fluctuations, primarily by influencing interest rates. For example, the Fed reduces rates to increase borrowing and spending, and thereby stimulate economic growth and job opportunities. When the Fed perceives that wages and prices are rising too fast, it tries to slow down borrowing and spending by raising interest rates.

In 2001, the Federal Reserve cut its Fed Funds rate an unprecedented 11 times. (The Fed Funds rate is the rate charged for short-term lending between banks.) How does this affect the yield on your fixed income investments?

The shortest-term debt, typically Treasury bills and money market securities, are usually affected proportionately. However, the timing of yield declines and increases may surprise you. Investment yields often decline in anticipation of Fed actions, building expected increases or decreases of Fed Fund rates into the pricing of individual

(continued on page 3)

OUTLOOK

[GRAPHIC] With little room left for the Fed to cut interest rates further, the economy will have to recover based on fundamentals. Business inventories have become leaner in recent months, and there is some optimism in the stock market--whose recovery typically precedes the economy's--that the worst is almost behind us. An economic stimulus package, tied up in Congress at the moment, may also help push the economy forward--if and when it is passed. It is expected that the final quarter of 2001 will produce negative economic growth, and most economists believe that the economy will start a modest turnaround during the first or second quarter of 2002. However, surprise developments, either overseas or on American soil, would have the potential to alter any economic recovery.

     We believe the Fed has perhaps one final reduction to make if the economy struggles more than anticipated. We believe that the yield curve, which has steepened during the past year's frenzy of interest rate cuts, may begin to flatten in early to mid-2002.

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For additional information on the Brinson Funds,(2) please contact your financial advisor or visit us at www.brinsonadvisors.com.

Sincerely,

/s/ Brian M. Storms

BRIAN M. STORMS
President

/s/ Susan P. Ryan

SUSAN P. RYAN
Executive Director
Brinson Advisors, Inc.
Portfolio Manager
Brinson Cash Reserves Fund

     This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended October 31, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your financial advisor regarding your personal investment program.


(2) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.


[SIDENOTE]


(continued)

securities. Thus, individual short-term investments with a maturity of 90 days or less typically beat the Fed to the punch, anticipating rate moves; however, the yields on money market funds will tend to lag behind changes in prevailing short-term interest rates. This means that a money market fund's income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, a money fund's income will generally tend to fall more slowly.

Interest rate movements do not always have the same effect on longer-term fixed income investments, such as bonds. When the Fed cuts rates, it hopes to encourage increased spending and investment through a lower cost of borrowing. The market, however, determines other factors that can have a greater effect on long-term yields. For instance, short-term yields may fall with interest rates, but long-term yields on bonds may actually rise if the market believes inflation will increase in the future.

STATEMENT OF NET ASSETS                             OCTOBER 31, 2001 (UNAUDITED)

 PRINCIPAL
  AMOUNT
   (000)                                                                 MATURITY DATES         INTEREST RATES         VALUE
-----------                                                            --------------------    ---------------     ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--30.79%
$   10,000  Federal Home Loan Bank                                           11/30/01                2.800%@       $  9,977,444
    25,000  Federal Home Loan Bank                                     11/01/01 to 11/09/01    1.990 to 2.600*       24,981,220
     4,500  Federal Home Loan Bank                                           09/24/02                3.600            4,500,000
    60,000  Federal Home Loan Mortgage Corp.                           11/15/01 to 08/28/02    2.200 to 3.530@       59,454,986
     5,000  Federal National Mortgage Association                            12/28/01                4.870            4,961,446
     5,000  Student Loan Marketing Association                               11/06/01                2.482*           4,999,307
                                                                                                                   ------------
Total U.S. Government Agency Obligations (cost--$108,874,403)                                                       108,874,403
                                                                                                                   ------------
DOMESTIC BANK NOTE--1.13%
     4,000  Lasalle Bank N.A. (cost--$3,999,581)                             03/13/02                4.780            3,999,581
                                                                                                                   ------------
CERTIFICATES OF DEPOSIT--15.55%

YANKEE--15.55%
    15,000  Barclays Bank PLC                                                11/01/01                2.540*          14,998,915
    10,000  Canadian Imperial Bank of Commerce                               06/10/02                4.110           10,000,000
     5,000  National Westminster Bank PLC                                    04/18/02                4.650            5,000,000
     5,000  Royal Bank of Scotland PLC                                       07/29/02                3.880            4,999,281
     5,000  Svenska Handelsbanken                                            08/29/02                3.620            4,999,597
     5,000  Toronto Dominion Bank Ltd.                                       09/06/02                3.585            4,999,379
    10,000  Westdeutsche Landesbank Girozentrale                             11/01/02                2.590            9,999,014
                                                                                                                   ------------
Total Certificates of Deposit (cost--$54,996,186)                                                                    54,996,186
                                                                                                                   ------------
COMMERCIAL PAPER@--36.02%

ASSET BACKED-AUTO & TRUCK--1.41%
     5,000  New Center Asset Trust                                           12/03/01                3.400            4,984,889
                                                                                                                   ------------
ASSET BACKED-BANKING--1.41%
     5,000  Atlantis One Funding Corp.                                       11/26/01                3.420            4,988,125
                                                                                                                   ------------
ASSET BACKED-MISCELLANEOUS--10.33%
    10,000  Asset Securitization Cooperative Corp.                           11/21/01                2.070*          10,000,000
     1,596  Parthenon Receivables Funding LLC                                11/06/01                2.750            1,595,390
    10,000  Pennine Funding                                                  02/04/02                2.330            9,938,514
     5,000  Preferred Receivables Funding Corp.                              11/05/01                2.485            4,998,619
    10,000  Quincy Capital Corp.                                             11/09/01                2.450            9,994,556
                                                                                                                   ------------
                                                                                                                     36,527,079
                                                                                                                   ------------
BANKING-DOMESTIC--8.47%
    10,000  Dexia Delaware LLC                                               12/20/01                2.340            9,968,150
     5,000  Fortis Funding LLC                                               11/05/01                3.420            4,998,100
    10,000  Nordea North America, Inc.                                       11/09/01                2.460            9,994,533
     5,000  Stadshypotek Delaware, Inc.                                      12/10/01                2.350            4,987,271
                                                                                                                   ------------
                                                                                                                     29,948,054
                                                                                                                   ------------

 PRINCIPAL
  AMOUNT
   (000)                                                                  MATURITY DATES        INTEREST RATES        VALUE
-----------                                                            --------------------    ---------------     ------------
COMMERCIAL PAPER@--(CONCLUDED)

BANKING-FOREIGN--1.70%
$    6,000  KBC Financial Products International Ltd.                        11/01/01                2.670%        $  6,000,000
                                                                                                                   ------------
DRUGS, HEALTH CARE--2.82%
    10,000  Bayer Corp.                                                      11/14/01                2.450            9,991,153
                                                                                                                   ------------
FINANCE-CONDUIT--4.24%
     5,000  ANZ Delaware, Inc.                                               12/10/01                2.350            4,987,271
    10,000  Metlife Funding, Inc.**                                          11/07/01                2.435            9,995,942
                                                                                                                   ------------
                                                                                                                     14,983,213
                                                                                                                   ------------
FINANCE-DIVERSIFIED--1.41%
     5,000  General Electric Capital International Funding                   12/04/01                3.370            4,984,554
                                                                                                                   ------------
INSURANCE--1.41%
     5,000  General Re Corp.                                                 12/10/01                3.400            4,981,583
                                                                                                                   ------------
METALS & MINING--2.82%
    10,000  Rio Tinto Ltd.                                                   11/14/01                2.460            9,991,117
                                                                                                                   ------------
Total Commercial Paper (cost--$127,379,767)                                                                         127,379,767
                                                                                                                   ------------
SHORT-TERM CORPORATE OBLIGATIONS--9.11%
ASSET BACKED-FINANCE--2.83%
    10,000  CC (USA), Inc.**                                           11/06/01 to 11/07/01     2.060 to 2.070*      10,000,000
                                                                                                                   ------------
BROKER-DEALER--3.59%
    10,000  Merrill Lynch & Co., Inc.                                        11/01/01                2.760*          10,000,000
     2,700  Morgan Stanley Dean Witter & Co.                                 12/17/01                3.330*           2,701,129
                                                                                                                   ------------
                                                                                                                     12,701,129
                                                                                                                   ------------
FINANCE-DIVERSIFIED--0.71%
     2,500  General Electric Capital Corp.                                   01/07/02                5.264*           2,499,868
                                                                                                                   ------------
FINANCE-INDEPENDENT--0.85%
     3,000  National Rural Utilities Cooperative Finance Corp.               11/05/01                2.080*           3,000,000
                                                                                                                   ------------
FOOD, BEVERAGE & TOBACCO--1.13%
     4,000  McDonald's Corp.**                                               03/07/02                4.813*           4,000,000
                                                                                                                   ------------
Total Short-Term Corporate Obligations (cost--$32,200,997)                                                           32,200,997
                                                                                                                   ------------

 NUMBER OF
  SHARES
   (000)                                                                 MATURITY DATES         INTEREST RATES        VALUE
-----------                                                            --------------------    ---------------     ------------
MONEY MARKET FUNDS--7.21%
    17,240  AIM Liquid Assets Money Market Portfolio                         11/01/01                2.710%*       $ 17,239,775
     8,250  AIM Prime Money Market Portfolio                                 11/01/01                2.500*           8,250,358
                                                                                                                   ------------
Total Money Market Funds (cost--$25,490,133)                                                                         25,490,133
                                                                                                                   ------------
Total Investments (cost--$352,941,067 which approximates cost for federal
   income tax purposes)--99.81%                                                                                     352,941,067
Other assets in excess of liabilities--0.19%                                                                            689,223
                                                                                                                   ------------
Net Assets (applicable to 353,614,114 shares of beneficial interest
   outstanding equivalent to $1.00 per share)--100.00%                                                             $353,630,290
                                                                                                                   ============

---------------
* Variable rate securities--maturity date reflects earlier of reset date or maturity date. The interest rates shown are current rates as of October 31, 2001 and reset periodically.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
@    Interest rates shown are discount rates at date of purchase.


                       Weighted average maturity--74 days












                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS

                                                                                                    FOR THE SIX
                                                                                                    MONTHS ENDED
                                                                                                 OCTOBER 31, 2001
                                                                                                    (UNAUDITED)
                                                                                                    ----------
INVESTMENT INCOME:
Interest                                                                                            $7,052,569
                                                                                                    ----------
EXPENSES:
Investment advisory and administration                                                                 586,295
Transfer agency and related services fees                                                              366,412
Federal and state registration fees                                                                     52,944
Professional fees                                                                                       25,496
Insurance                                                                                               23,086
Reports and notices to shareholders                                                                     19,792
Custody and accounting                                                                                  17,767
Trustees' fees                                                                                           5,250
Other expenses                                                                                           4,360
                                                                                                    ----------
                                                                                                     1,101,402
                                                                                                    ----------
Less: Fee waivers from advisor                                                                        (266,567)
                                                                                                    ----------
Net expenses                                                                                           834,835
                                                                                                    ----------
Net investment income                                                                                6,217,734
NET REALIZED GAINS FROM INVESTMENT TRANSACTIONS                                                         15,948
                                                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                $6,233,682
                                                                                                    ==========

                 See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     FOR THE SIX
                                                                                     MONTHS ENDED        FOR THE
                                                                                   OCTOBER 31, 2001    YEAR ENDED
                                                                                     (UNAUDITED)     APRIL 30, 2001
                                                                                   ----------------  --------------
FROM OPERATIONS:
Net investment income                                                                $  6,217,734     $ 19,080,440
Net realized gains from investment transactions                                            15,948              385
                                                                                     ------------     ------------
Net increase in net assets resulting from operations                                    6,233,682       19,080,825
                                                                                     ------------     ------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                                                  (6,217,734)     (19,080,440)
                                                                                     ------------     ------------
NET INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS                        3,784,697       79,423,316
                                                                                     ------------     ------------
Net increase in net assets                                                              3,800,645       79,423,701

NET ASSETS:
Beginning of period                                                                   349,829,645      270,405,944
                                                                                     ------------     ------------
End of period                                                                        $353,630,290     $349,829,645
                                                                                     ============     ============


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Brinson Cash Reserves Fund (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified series of Brinson Money Series (the "Trust"), an open-end management investment company organized as a Delaware business trust on April 29, 1998. The Trust is a series mutual fund with five funds: the Fund, Brinson Select Money Market Fund, LIR Premier Money Market Fund, LIR Premier Tax-Free Money Market Fund and Brinson Liquid Assets Fund. The financial statements for the Brinson Select Money Market Fund, LIR Premier Money Market Fund, LIR Premier Tax-Free Money Market Fund and Brinson Liquid Assets Fund are not included herein.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Following is a summary of significant accounting policies:

     VALUATION AND ACCOUNTING FOR INVESTMENTS AND INVESTMENT INCOME--Investments are valued at amortized cost, which approximates market value, unless the Fund's Board of Trustees (the "Board") determines that this does not represent fair value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

     REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

     The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

INVESTMENT ADVISOR AND ADMINISTRATOR

     The Board has approved an Investment Advisory and Administration Contract ("Advisory Contract") under which Brinson Advisors, Inc. ("Brinson Advisors"), serves as investment advisor and administrator of the Fund. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. In accordance with the Advisory Contract, the Fund pays Brinson Advisors an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.33% of the Fund's average daily net assets. At October 31, 2001, the Fund owed Brinson Advisors $102,030 in investment advisory and administration fees.

     For the period February 14, 2000 (commencement of operations) through the end of the Fund's first three fiscal years, Brinson Advisors has contractually undertaken to waive 0.04% of its investment advisory and administration fees and reimburse a portion of expenses to maintain the Fund's ordinary total annual operating expenses at a level not exceeding 0.47% of the Fund's average daily net assets. The Fund has agreed to repay Brinson Advisors for any reimbursed expenses if it can do so over the following three years without causing the Fund's expenses in any of those years to exceed the aforementioned rate.

     For the six months ended October 31, 2001, Brinson Advisors waived $266,567 in investment advisory and administration fees.

OTHER LIABILITIES

     At October 31, 2001, dividends payable were $337,176.

FEDERAL TAX STATUS

     The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to federal excise tax.

MONEY MARKET FUND INSURANCE BONDS

     The Fund obtained insurance bonds that provided limited coverage for certain loss events involving certain money market instruments held by the Fund. These loss events included non-payment of principal or interest or a bankruptcy or insolvency of the issuer or credit enhancement provider (if any). The insurance bonds provided for coverage up to $200 million for a number of funds with a deductible of 30 basis points (0.30%) of the total assets of the Fund for First Tier Securities, determined as of the close of business on the first business day prior to the loss event. In the event of a loss covered under the bonds, the Fund would have expected to retain the security in its portfolio, rather than having to sell it at its current market value, until the date of payment of the loss, which would generally be no later than the maturity of the security. While the bonds were intended to provide some protection against credit risk and to help the Fund maintain a constant price per share of $1.00, there was no guarantee that the bonds would have done so. For the six months ended October 31, 2001, the Fund did not use these bonds.

SHARES OF BENEFICIAL INTEREST

     There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                                       FOR THE SIX                FOR THE
                                                                       MONTHS ENDED              YEAR ENDED
                                                                     OCTOBER 31, 2001          APRIL 30, 2001
                                                                     ----------------          --------------
Shares sold                                                            1,633,018,773            3,435,933,801
Shares repurchased                                                    (1,635,670,046)          (3,375,567,199)
Dividends reinvested                                                       6,435,970               19,056,714
                                                                      --------------           --------------
Net increase in shares outstanding                                         3,784,697               79,423,316
                                                                      ==============           ==============

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                             FOR THE SIX                      FOR THE PERIOD
                                                                            MONTHS ENDED        FOR THE     FEBRUARY 14, 2000+
                                                                          OCTOBER 31, 2001     YEAR ENDED          TO
                                                                             (UNAUDITED)     APRIL 30, 2001   APRIL 30, 2000
                                                                          ----------------   -------------- ------------------
Net asset value, beginning of period                                           $   1.00          $   1.00        $   1.00
                                                                               --------          --------        --------
Net investment income                                                             0.018             0.059           0.012
Dividends from net investment income                                             (0.018)           (0.059)         (0.012)
                                                                               --------          --------        --------
Net asset value, end of period                                                 $   1.00          $   1.00        $   1.00
                                                                               ========          ========        ========
Total investment return(1)                                                         1.79%             6.01%           1.18%
                                                                               ========          ========        ========
Ratios/Supplemental Data:
Net assets, end of period (000's)                                              $353,630          $349,830        $270,406
Expenses to average net assets net of waivers/reimbursements from advisor          0.47%*            0.47%           0.47%*
Expenses to average net assets before waivers/reimbursements from advisor          0.62%*            0.54%           0.53%*
Net investment income to average net assets net of waivers/reimbursements
  from advisor                                                                     3.50%*            5.80%           5.57%*
Net investment income to average net assets before waivers/reimbursements
  from advisor                                                                     3.35%*            5.73%           5.51%*

------------
+    Commencement of operations.
*    Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized.

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

TRUSTEES

E. Garrett Bewkes, Jr.
CHAIRMAN

Margo N. Alexander

Richard Q. Armstrong

David J. Beaubien

Richard R. Burt

Meyer Feldberg

George W. Gowen

William W. Hewitt, Jr.

Morton L. Janklow

Frederic V. Malek

Carl W. Schafer

William D. White

PRINCIPAL OFFICERS

Brian M. Storms
PRESIDENT

Amy R. Doberman
VICE PRESIDENT AND SECRETARY

Elbridge T. Gerry III
VICE PRESIDENT

Paul H. Schubert
VICE PRESIDENT AND TREASURER

Michael Markowitz
VICE PRESIDENT

Susan P. Ryan
VICE PRESIDENT


INVESTMENT ADVISOR, ADMINISTRATOR AND PRINCIPAL UNDERWRITER

Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019-6114



THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.


                                BRINSON ADVISORS
                                (C)2001 BRINSON ADVISORS,INC.
                                ALL RIGHTS RESERVED


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                                                         BRINSON
                                                         CASH RESERVES
                                                         FUND
                                                         -----------------------
                                                         OCTOBER 31, 2001



                                                               SEMIANNUAL REPORT